Exhibit 10.47

WAIVER NO. 1 AND RELEASE

WAIVER NO. 1 AND RELEASE (this "Waiver"), dated as of December 20, 2002, to and under (a) the 364-Day Credit Agreement, dated as of December 21, 2001, among MeadWestvaco Corporation (the "Borrower"), the Banks party thereto, The Bank of New York, as Administrative Agent, Bank One, N.A., as Syndication Agent, Bank of America, N.A., Citicorp USA, Inc., and JP Morgan Chase Bank, as Documentation Agents, Barclays Bank PLC, Fleet National Bank, UBS AG, Stamford Branch and Wachovia Bank, as Managing Agents, and Sumitomo Mitsui Banking Corporation, SunTrust Bank and The Northern Trust Company, as Co-Agents, as amended by Amendment No. 1, dated as of January 7, 2002, and Amendment No. 2, dated as of December 19, 2002 (as amended, supplemented or otherwise modified, the "Credit Agreement"), and (b) the Guarantee Agreement (as defined in the Credit Agreement).

RECITALS

I. The Borrower is contemplating a corporate reorganization (the "Corporate Reorganization") on December 31, 2002, as follows: (a) Westvaco shall merge into the Borrower with the Borrower as the surviving entity, (b) Mead shall merge (the "Mead Merger") into and with MW Custom Papers, Inc., a Delaware corporation and a direct wholly-owned Domestic Subsidiary of the Borrower ("MW, Inc."), with MW Inc. as the surviving entity, and (c) immediately after the Mead Merger, MW, Inc. shall convert to MW Custom Papers, LLC, a limited liability company, organized under the laws of the State of Delaware, of which the Borrower will be the sole member ("MW, LLC") and immediately thereafter distribute its properties and assets substantially as an entirety (with the exception of the Chillicothe mill and the domestic specialty paper division) to the Borrower (the "Asset Distribution").

II. In accordance with Section 5.7 of the Credit Agreement, immediately prior to the Corporate Reorganization (including the Mead Merger), MW, Inc. shall execute and deliver to the Administrative Agent an assumption agreement supplemental to the Guarantee Agreement (which shall be in form and substance satisfactory to the Administrative Agent) pursuant to which MW, Inc. shall, simultaneously with the consummation of the Mead Merger, assume all obligations of Mead under the Guarantee Agreement (the "Assumption Agreement").

III. In connection with the foregoing, the Borrower has requested certain waivers under, and certain changes to, the Loan Documents.

IV. Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    In connection with the Mead Merger, the Administrative Agent and the Banks hereby waive any requirement under Section 5.7(a) of the Credit Agreement that the Borrower shall have delivered to the Administrative Agent an officer's certificate and opinion of counsel.

    Immediately following the consummation of the Asset Distribution and the other transactions contemplated by the Corporate Reorganization, Mead, together with any and all of its successors and assigns (including MW, Inc. and MW, LLC), shall be automatically released from any and all obligations under the Guarantee Agreement (other than those that expressly survive the expiration or other termination thereof).

    Paragraphs 1 and 2 hereof shall not be effective unless and until each of the following conditions shall have been satisfied:

      The Administrative Agent shall have received (1) from each Loan Party and Required Banks either (x) a counterpart of this Amendment signed on behalf of such Person or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment, (2) the Assumption Agreement, and (3) evidence reasonably satisfactory to the Administrative Agent that all guaranties by Mead, MW, Inc., and/or MW, LLC of obligations under the Borrower's Indenture dated April 2, 2002 and under Westvaco's Indenture dated March 1, 1983 will, substantially simultaneously with the effectiveness of this Waiver, cease to be of any force or effect.

      The Other Credit Agreement shall have been amended (on substantially the same terms and conditions as this Amendment) substantially simultaneously with the execution and delivery hereof.

    Each of the Borrower, and each Guarantor by consenting hereto, hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that no Default has occurred and is continuing and that all of the representations and warranties contained in the Loan Documents are true and correct, except as the context thereof otherwise requires and except for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing at a time prior to the date hereof, or such other matters relating thereto as are identified in a writing to the Administrative Agent and the Lenders and are satisfactory to the Administrative Agent and the Lenders.

    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

    Each Loan Document shall in all other respects remain in full force and effect.

    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 1 and Release to be duly executed by their respective authorized officers as of the day and year first above written.

  MEADWESTVACO CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  Consented to and Agreed:

  THE MEAD CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  WESTVACO CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  THE BANK OF NEW YORK, as a Bank and as the Administrative Agent

  By: /s/ Eliza S. Adams

  Name: Eliza S. Adams

  Title: Vice President

  BANK ONE, NA, as a Bank and as the Syndication Agent

  By:

  Name:

  Title:

  BANK OF AMERICA, N.A.

  By:

  Name:

  Title:

  CITICORP USA, INC.

  By:

  Name:

  Title:

  JP MORGAN CHASE BANK

  By:

  Name:

  Title:

  9;

  BARCLAYS BANK PLC

  By:

  Name:

  Title:

  COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  FLEET NATIONAL BANK

  By:

  Name:

  Title:

  THE BANK OF NOVA SCOTIA

  By:

  Name:

  Title:

  WACHOVIA BANK

  By:

  Name:

  Title:

  SUMITOMO MITSUI BANKING CORPORATION

  By:

  Name:

  Title:

  SUNTRUST BANK

  By:

  Name:

  Title:

  BANK OF TOKYO-MITSUBISHI TRUST COMPANY

  By:

  Name:

  Title:

  BNP PARIBAS

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  ING CAPITAL LLC

  By:

  Name:

  Title:

  MELLON BANK NA

  By:

  Name:

  Title:

  NATIONAL CITY BANK

  By:

  Name:

  Title:

  THE NORTHERN TRUSTS COMPANY

  By:

  Name:

  Title:

  THE ROYAL BANK OF SCOTLAND PLC

  By:

  Name:

  Title:

  UBS AG, STAMFORD BRANCH

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  FIFTH THIRD BANK

  By:

  Name:

  Title:

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